Exhibit 99.2



  Certification of Principal Financial Officer Pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350


     In connection with the Quarterly Report of IEC Electronics Corp. (the "Company") on Form 10-Q for the period ended December 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin
J. Monacelli, Controller, Chief Accounting Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  February 10, 2003                       /s/Kevin J. Monacelli
                                                ---------------------
                                                Kevin J. Monacelli
                                                Controller,
                                                Chief Accounting Officer &
                                                Principal Financial Officer